Second Quarter 2024 Financial Results and Corporate Progress July 2024 Click to add text Nasdaq: DAWN

Forward-Looking Statements This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, including the sufficiency of our cash, cash equivalents and short-term investments to fund our operations, business plans and objectives, the anticipated gross proceeds of our private placement offering, timing and success of our commercialization and marketing efforts, timing and success of our planned nonclinical and clinical development activities, the results of any of our strategic collaborations, including the potential achievement of milestones and provision of royalty payments thereunder, timing and results of nonclinical studies and clinical trials, efficacy and safety profiles of our products and product candidates, the ability of OJEMDA™ (tovorafenib) to treat pediatric low-grade glioma (pLGG) or related indications, the potential therapeutic benefits and economic value of our products and product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, our ability to protect intellectual property and the impact of global business or macroeconomic conditions, including as a result of inflation, changing interest rates, cybersecurity incidents, potential instability in the global banking system, uncertainty with respect to the federal debt ceiling and budget and potential government shutdowns related thereto and global regional conflicts, on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described under the heading “Risk Factors” contained in our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.  This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Agenda & Day One Participants Opening Remarks Jeremy Bender (Chief Executive Officer) OJEMDATM (tovorafenib) Commercial Performance Lauren Merendino (Chief Commercial Officer)  Portfolio Expansion & Updates Sam Blackman (Co-Founder & Head of R&D) Second Quarter 2024 Financial Performance Charles York (Chief Operating Officer & Chief Financial Officer) Q&A Session

Opening Remarks Jeremy Bender Chief Executive Officer

Executing On Our Priorities As A Commercial-Stage Company 1 Represents cash, cash equivalents and short-term investments as of June 30, 2024. OJEMDA Launch Strong start with $8.2M in net product revenue in the initial 8 weeks on market Commercial Execution Strong cadence of new patient starts and rapid transition of EAP patients, accompanied by broad reimbursement across payer types has set us on a solid trajectory Pipeline Progress Focused path to value creation, potential first-in-class DAY301 ADC targeting PTK7 Building a Sustainable Company with Durable Growth for the Near and Long Term Financial Position Strong and durable financial position with $361.9M in cash1

OJEMDATM (tovorafenib) Commercial Performance Lauren Merendino Chief Commercial Officer

Robust Q2 Performance Driven by Excellent Execution & Strong Patient Demand

Q2 OJEMDA Net Revenue


~25%
Inventory
$2.1M
$8.2M
$6.1M
~75%
Patient
Demand

Launch Execution Excellence

Accelerated Customer Engagement
Live engagements with >90% of ~200 target accounts

High Pre-Launch Awareness
Awareness pre-launch paved the way for rapid uptake

Payer Education
Engagement pre & post approval to educate on pLGG enabled early access

pLGG, pediatric low-grade glioma

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Day One BIOPHARMACEUTICALS

Patient Demand Driven By Both EAP Transition Patients and New Patient Starts * Includes US patients on paid drug and commercial free drug programs.  Does not include patients not yet transitioned from EAP. Rapid transition of patients on Early Access Program (EAP) to commercial drug Strong new patient starts ramp, demonstrating underlying demand 157 Patient Starts on OJEMDA in Q2 2024* 46% New Patient Starts 54% EAP Transition Patients Q2 2024

Despite Limited Published Coverage To Date, Coverage Approval Rates are High Across both Commercial and Medicaid Payers

59% Commercial Patients | **Payer Mix** | **38% Medicaid Patients**

Commercial Reported Coverage[1]
Percent of Covered Lives



Covered
14%
Not Covered
Pending Review
6%
Not Published
80%

Medicaid Reported Coverage[2]
Percent of Covered Lives



Covered
50%
Not Covered Pending
Review
6%
Not Published
44%

>80% Patients Approved for Coverage, Despite Lower Reported Coverage[3]

>70% Patients Approved for Coverage, Despite Lower Reported Coverage[3]

[1]Breakaway Partners LLC – Breakaway Partners Analytics Platform. Metrics Based on 190.5M Commercial Lives . [2]Artia Solutions - Medicaid Coverage Status Report and Breakaway Partners LLC – Breakaway Partners Analytics Platform. Metrics Based on 74.9M Total Medicaid Lives. [3]Internal prescription data.

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Day One BIOPHARMACEUTICALS

Well-Positioned For Commercial Execution And Sustained Growth Continuing Launch Trajectory Increase breadth & depth of prescribers Establish OJEMDA in the 2nd line Solidify payer coverage policies

Portfolio Expansion and Updates Sam Blackman Co-Founder & Head of R&D

DAY301: Next Generation ADC Targeting PTK7 1 Cho BC, et al. Ann Oncol. (34; Suppl 2): S460-S461, 2023. PTK7: Clinically-Validated ADC Target DAY301: Potential First-in-Class Asset Substantial Development and Potential Commercial Opportunities for DAY301 Anti-tumor activity of anti-PTK7 ADC demonstrated in Phase 1b trial of Pfizer / Abbvie’s cofetuzumab pelidotin1 High PTK7 expression in multiple adult and pediatric tumor histologies U.S. IND Cleared – Target First Patient Dosed in Q4 2024 / Q1 2025 Novel ADC active in preclinical models, designed to maximize therapeutic window

DAY301: Potential First-In-Class Asset

DAY301 has been designed to maximize therapeutic index and overcome limitations of prior programs



DAY301
MC
VA
T-moiety
Exatecan
T1,000: X = CH2-N(CH3)-(=O-pSAR10Ac)

- Tumor regression at tolerable doses seen in multiple preclinical models
- Higher HNSTD in cyno toxicology studies; payload with known safety profile
- High cell permeability / bystander effect; low efflux (not a P-gp substrate)
- Novel, highly hydrophilic, cleavable linker
- Moderate-to-high affinity antibody with favorable stability and developability profile
- Drug-antibody-ratio (DAR) of 8, shown to be effective for other ADCs in solid tumors
- IP: Composition of Matter patent term expected to 2044, once issued

1) Damelin M, et al. A PTK7-targeted antibody-drug conjugate reduces tumor-initiating cells and induces sustained tumor regressions. Sci Transl Med. 2017. HNSTD, Highest Non-Severely Toxic Dose; P-gp, P-glycoprotein.

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Day One BIOPHARMACEUTICALS

DAY301-001: Initial Phase 1/2a Clinical Trial Design

Key Design Elements

- BOIN design for efficiency of dose escalation
- Backfill active dose levels to generate additional safety data
- Enroll tumor types with known high PTK7 expression
- Advance two recommended dose levels to Phase 1b/2a
- Final dose optimization scheme and approval path pending discussions with FDA at end of dose escalation

Adult & Pediatric Development

- Potential adult indications include platinum resistant ovarian cancer, squamous NSCLC, esophageal SCC, HNSCC, endometrial, and/or SCLC
  - Patients to be selected based on PTK7 expression clinical trial assay
- Pediatric dose confirmation and efficacy assessment to begin near/at the end of adult dose escalation
  - Initial target indications include neuroblastoma, osteosarcoma, rhabdomyosarcoma

Phase 1a: Monotherapy Dose Escalation


DL5
DL4
DL3
DL2
DL1
FDA-cleared starting dose
Identify two recommended dose levels for further evaluation, based on safety and anti-tumor activity
RD1
RD2

Phase 2a: Monotherapy Dose Expansion and Optimization


RD1
Simon 2-stage design
Go to dose optimization
RD1 cohort
RD2 cohort
Expand to a potential single-arm registrational trial for accelerated approval or randomized trial at optimized dose
Phase 1b: Pediatric Monotherapy Dose Confirmation
Lower of the two adult RDs
RD1
RD2
RD-1

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DL, Dose Level; RD, Recommended Dose; BOIN, Bayesian Optimal Interval; HNSCC, Head and Neck Squamous Cell Carcinoma; SCLC, Small Cell Lung Cancer; SCC, Squamous-Cell Carcinoma; NSCLC, Non-Small Cell Lung Cancer

Our Pipeline

Product Candidate	Therapeutic Area	Preclinical	Phase 1	Phase 2	Phase 3/ Registrational	Approved
Tovorafenib Type II RAF Inhibitor OJEMDA brand name in U.S.[1] Ex-U.S. Rights[3]: IPSEN	BRAF-altered Relapsed pLGG	FIREFLY-1 (pivotal Phase 2)[2]				ojemda™ (tovorafenib)
	Frontline RAF-altered pLGG	FIREFLY-2 (pivotal Phase 3)				
DAY301 PTK7 Targeted ADC	Adult and pediatric solid tumors					
VRK1 Program VRK1 Inhibitor	Adult and pediatric cancers					

pLGG, pediatric low-grade glioma. [1] OJEMDA has received accelerated approval by the U.S. Food and Drug Administration. [2] FIREFLY-1 is an open-label, pivotal Phase 2 trial. [3] License agreement with Ipsen to commercialize OJEMDA (tovorafenib) outside the U.S.
DAY301 is a license agreement with MabCare Therapeutics for exclusive worldwide rights, excluding Greater China, for MTX-13/CB-002, a novel ADC targeting PTK7. VRK1 Program is a research collaboration and license agreement with Sprint Bioscience AB for exclusive worldwide rights to a research-stage program targeting VRK1. The safety and efficacy of investigational agents and/or investigational uses of approved products have not been established.

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Second Quarter 2024 Financial Performance Charles York Chief Operating Officer and Chief Financial Officer

Second Quarter 2024 Financial Results All financial information is unaudited. 1 Includes stock-based compensation expense of $4.7 million and $9.4 million for the three and six months ended 6/30/24, and $3.4 million and $6.8 million for the three and six months ended 6/30/23, respectively. 2 Includes stock-based compensation expense of $8.3 million and $16.3 million for the three and six months ended 6/30/24, and $6.1 million and $12.1 million for the three and six months ended 6/30/23, respectively. 3 Includes sale of Priority Review Voucher of $108.0 million for the three and six months ended 6/30/24 Financial Summary ($ in millions) Three Months Ended 6/30/24 Three Months Ended 6/30/23 Six Months Ended 6/30/24 Six Months Ended 6/30/23 OJEMDA Net Revenue $8.2 $-- $8.2 $--  Cost of Sales 0.7 -- 0.7 --  Research and Development Expense1 92.1 32.2 132.3 60.0  Selling, General and Administrative Expense2 30.2 17.1 56.8 35.1 Total Cost and Operating Expenses 123.0 49.3 189.8 95.1  Other Income3 111.9 3.4 116.3 6.8   Income Tax Expense 1.5 -- 1.5 -- Net Loss $4.4 $45.9 $66.8 $88.3 6/30/24 6/30/23 Cash, cash equivalents and short-term investments $361.9 $442.9

Thank You Click to add text Nasdaq: DAWN